                                                                 Exhibit 23.2(a)


                         Consent of Independent Auditors
                         -------------------------------

The Board of Directors and Stockholders
Tele-Communications, Inc.:

We consent to the inclusion in the registration statement (No. 333-78293) on Form S-1, as amended (Amendment No.3), of Insight Communications Company, Inc. of our report, dated March 5, 1999, relating to the combined balance sheets of the TCI Insight Systems (as defined in Note 1 to the combined financial statements) as of October 31, 1998 and December 31, 1997, and the related combined statements of operations and parent's investment (deficit), and cash flows for the ten-month period ended October 31, 1998 and for each of the years in the two-year period ended December 31, 1997, and to the reference to our firm under the heading "Experts" in the registration statement.

                                       /s/ KPMG LLP

                                       KPMG LLP

Denver, Colorado
July 19, 1999

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                                                                 Exhibit 23.2(b)

                        Consent of Independent Auditors
                        -------------------------------

The Board of Directors and Stockholders
Tele-Communications, Inc:

We consent to the inclusion in the registration statement (No. 333-78293) on Form S-1, as amended (Amendment No. 3), of Insight Communications Company, Inc. of our report, dated May 7, 1999, relating to the combined balance sheets of the TCI IPVI Systems (as defined in Note 1 to the combined financial statements) as of April 30, 1998 and December 31, 1997, and the related combined statements of operations and parent's investment (deficit), and cash flows for the four-month period ended April 30, 1998 and for each of the years in the two-year period ended December 31, 1997, and to the reference to our firm under the heading "Experts" in the registration statement.

                                       /s/ KPMG LLP

                                       KPMG LLP

Denver, Colorado
July 19, 1999